US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K/A
                                 Amendment No. 1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 18, 2000


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                      0-16085                22-2378738
--------------------------------   ----------------------    -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


                 80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (973) 808-1819
                                 --------------
                           (ISSUER'S TELEPHONE NUMBER)


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)


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ITEM  4.  CHANGES  IN  THE  COMPANY'S  CERTIFYING  ACCOUNTANTS

     (a)  Previous  Independent  Accountants

          (i) Measurement Specialties Inc. (the "Company") advised representatives of Grant Thornton LLP ("Grant Thornton") that their firm would no longer be engaged as the independent accountants to audit the Company's financial statements for the fiscal year ending March 31, 2001 and terminated the relationship effective September 18, 2000.

          (ii) Grant Thornton's reports on the financial statements for the past two fiscal years of the Company did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) The decision to change the accountants was recommended by the Company's management and separately approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company.

          (iv) In connection with its audits for the two most recent fiscal years ended March 31, 1999 and 2000 and through September 18, 2000, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for each years or interim periods.

          (v) During the Company's two most recent fiscal years, and during the subsequent interim periods, no "reportable events" (as described in Item 304 (a)
(1)  (v)  of  Regulation  S-K)  have  occurred.

          (vi) The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the statements made by the Company above in response to Item 304 of Regulation S-K. A copy of such letter, dated September 22, 2000, is included as Exhibit 1 of this Form 8-K.

     (b)  New  Independent  Accountants

          (i) The Company engaged Arthur Andersen LLP as its new independent accountants effective September 18, 2000. During the two most recent fiscal years and through September 18, 2000, the Company has not consulted with Arthur Andersen LLP concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.


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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEASUREMENT SPECIALTIES, INC.
(Registrant)

                                            Kirk  J.  Dischino
Date:  September  28,  2000                 Chief  Financial  Officer


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EXHIBIT 1
                                                                  GRANT THORNTON

ACCOUNTANTS  AND
MANAGEMENT  CONSULTANTS
Grant  Thornton  LLP
The  US  Member  Firm  of
Grant  Thornton  International






     September  22,  2000

     Securities  and  Exchange  Commission
     450  Fifth  Street,  N.W.
     Washington,  D.C.  20549

     Re:  Measurement  Specialties,  Inc.
          File  Number:  001-11906


     Dear  Sir  or  Madam:

     We have read Item 4 of the Form 8-K of Measurement Specialties Inc. dated September 18, 2000, and agree with the statements contained therein.

     Very  truly  yours,

     /s/  GRANT  THORNTON  LLP
     GRANT  THORNTON  LLP




399 Thornall Street
Edison, NJ 08837
Tel: 732 516-5500
Fax: 732 516-5502


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